SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          April 25, 1997



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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                Information to be included in the Report
                ----------------------------------------

Item 5.         Other Events
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                Mattel, Inc. hereby incorporates by reference herein its
                press releases dated April 24, 1997 and April 21, 1997, regarding its 1997 first quarter results of operations and changes in certain members of management, copies of which are included as Exhibits 99.0, 99.1 and 99.2 attached hereto.

Item 7.         Financial Statements and Exhibits
-------         ---------------------------------

        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                99.0  Press release dated April 24, 1997.

                99.1  Press release dated April 24, 1997.

                99.2  Press release dated April 21, 1997.



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                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ LELAND P. SMITH
                                                  -------------------------
                                                  Leland P. Smith
        Date: April 25, 1997                      Assistant General Counsel
              --------------                      and Assistant Secretary


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